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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                         FIRST KEYSTONE FINANCIAL, INC.
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                (Name of Registrant as Specified In Its Charter)

                             NOMINATING STOCKHOLDERS
                             Lawrence Partners, L.P.
                         Lawrence Offshore Partners, LLC
                               Lawrence Garshofsky
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    (Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

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[X] No fee required.
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     4)   Date Filed:

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          FIRST KEYSTONE FINANCIAL, INC. ANNUAL MEETING OF STOCKHOLDERS

                           THE NOMINATING STOCKHOLDERS

                                January 25, 2007

Dear Fellow First Keystone Financial, Inc. Stockholders:

     We are current stockholders (the "Nominating Stockholders") of First Keystone Financial, Inc. (the "Company"), holding 6.4% of the Company's outstanding Common Stock, and are concerned about the direction of the Company. In our view, the Company's Board needs a new approach. We believe that the best way to obtain this objective is to replace a portion of the current Board with new Directors who will consider new ways for enhancing stockholder value.

     On January 18, 2007, we made a definitive filing with the Securities and Exchange Commission of a proxy statement to be used to solicit votes for the election of two director nominees (the "Stockholder Nominees") and an additional proposal at the 2007 annual meeting of stockholders of the Company to be held on February 7, 2007 (the "Annual Meeting"). The Stockholder Nominees, Lawrence Garshofsky and Jeffrey E. Susskind, are two highly qualified individuals with experience in finance and as professional money managers.

     Please vote FOR our Director nominees by signing, dating and returning a GOLD proxy card today!

     If elected, the Stockholder Nominees intend to, among other things:

     o work with management to avoid actions, such as the Company's December 2006 private placement (the PIPE Offering), that we believe are dilutive to, and not in the best interests of, the Company's current stockholders;

     o propose amendments to eliminate or change provisions of the Company's charter documents that might be used to perpetuate the Company's management and Board in office. Those amendments might include eliminating the four classes of Board members and requiring that all Directors be elected annually, as well as enacting other changes that the Stockholder Nominees may determine are needed in order to improve the Company's corporate governance structure;

     o try to convince the Board to retain an investment banker to determine the Company's value, including in a sale context versus remaining independent; and

     o explore other methods for improving the Company's financial performance and other ways to enhance stockholder value.

     We are not seeking control of the Company's Board, but are merely seeking a minority representation. We urge you to vote FOR the Stockholder Nominees. Please vote the GOLD proxy card.

                                       Thank you for your support,

                                       THE NOMINATING STOCKHOLDERS

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        IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GOLD
   PROXY CARD OR NEED ADDITIONAL COPIES OF THE NOMINATING STOCKHOLDERS' PROXY
     MATERIALS, PLEASE CALL OUR PROXY SOLICITOR, D.F. KING & CO., INC., AT:

                              D.F. King & Co., Inc.
                             Attn: Richard Grubaugh
                                 48 Wall Street
                            New York, New York 10005
                         (Call Toll Free (888) 628-8208)

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                             ADDITIONAL INFORMATION

     The Nominating Stockholders on January 18, 2007 filed with the SEC a definitive proxy statement regarding the nomination of the Stockholder Nominees. Stockholders are urged to read the definitive proxy statement because it contains important information about the Nominating Stockholders, the Stockholder Nominees and related matters.

     You can obtain free copies of our proxy statement through the website maintained by the SEC at www.sec.gov. In addition, you can obtain free copies of the proxy statement from the Nominating Stockholders and assistance in voting your shares by contacting:

                              D.F. King & Co., Inc.
                             Attn: Richard Grubaugh
                                 48 Wall Street
                            New York, New York 10005
                         (Call Toll Free (888) 628-8208)

     Our definitive proxy statement and the related proxy were mailed to stockholders of the Company seeking support at the Annual Meeting:

     o to elect Lawrence Garshofsky and Jeffrey E. Susskind to four-year terms as Directors of the Company in opposition to the Directors nominated for election by the Company and

     o to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007.

     The Nominating Stockholders beneficially own 155,850 shares of Common Stock, which represents 6.4% of the Company's outstanding Common Stock, as of December 12, 2006 (the "Record Date"), based upon the Company's proxy statement. Each of the Nominating Stockholders has been a beneficial owner of the Company's Common Stock for over two years. The Nominating Stockholders are Lawrence Partners, L.P., a California limited partnership, Lawrence Offshore Partners, LLC, a Manx limited liability company, and Lawrence Garshofsky.

     Your vote is important, no matter how many or how few shares you hold. If your shares are held in the name of a brokerage firm, bank or nominee, only they can vote your shares, and only upon receipt of your specific instructions. Accordingly, please return the proxy card in the envelope provided by your bank or broker or contact the person responsible for your account and give instructions for such shares to be voted for the Stockholder Nominees.

     If your shares are registered in more than one name, the GOLD proxy card should be signed by all such persons to ensure that all shares are voted for the Stockholder Nominees. Holders of record of shares of Common Stock on the Record Date are urged to submit a proxy, even if such shares have been sold after the Record Date.

     Please refer to the Company's definitive proxy statement for a full description of management's proposals, the ownership of the Company's common stock, the share vote required to ratify each proposal, information about the Company's officers and directors, including compensation, information about ratification of Deloitte & Touche LLP and other information.

     INFORMATION CONCERNING THE NOMINATING STOCKHOLDERS AND THE STOCKHOLDER NOMINEES AND THEIR INTERESTS IN THE SOLICITATION IS SET FORTH IN THE PROXY STATEMENT FILED BY THE NOMINATING STOCKHOLDERS WITH THE SEC ON JANUARY 18, 2007.